UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB INVESTMENTS

SCHWAB CAPITAL TRUST

SCHWAB STRATEGIC TRUST

LAUDUS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Text Message for Proxy Campaign

Charles Schwab Asset Management (logo)

You are a shareholder invested in the Schwab Funds. We have been trying to reach you regarding a special meeting of shareholders that is being held on June 1, 2022 to elect Trustees to oversee the Funds. To review the meeting proposals please click the following link:

https://www.schwabassetmanagement.com/important-proxy-vote

To prevent any additional mailings or phone calls, please contact us at 855-976-3331, or vote using the link below. Voting will only take a few minutes of your time.

http://broadridge.viewproxy.com/votes/####